Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Aquila Funds Trust

In connection with the Report on Form N-CSRS of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: August 31, 2022

/s/ Diana P. Herrmann
Diana P. Herrmann
Chair, Trustee and President

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Aquila Funds Trust

In connection with the Report on Form N-CSRS of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: August 31, 2022

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer